SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

November 22, 2004

CUBIST PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-21379	22-3192085
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

65 Hayden Avenue, Lexington, Massachusetts 02421
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (781) 860-8660

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement.

On November 22, 2004, Cubist Pharmaceuticals, Inc. (the “Company”) entered into an Underwriting Agreement with Morgan Stanley & Co. Incorporated, Pacific Growth Equities, LLC, WR Hambrecht + Co, LLC, Harris Nesbitt Corp., and Wells Fargo Securities, LLC (collectively, the “Underwriters”) relating to the sale of 9,316,700 shares of the Company’s common stock, par value $0.001 per share from the Company to the Underwriters.  The Underwriting Agreement also grants an over-allotment option for an additional 1,397,500 shares to the Underwriters solely to cover over-allotments, if any.

The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement attached hereto as Exhibit 1.1 and incorporated herein.

Item 8.01               Other Events.

Bingham McCutchen LLP, counsel to the Company, has issued its opinion (the “Opinion”) with respect to the shares of the Company’s common stock issued pursuant to: (a) the Underwriting Agreement, (b) Registration Statement on Form S-3 initially filed with the Commission on September 29, 2004, File No. 333-119371 (as amended, and together with that certain registration statement on Form S-3 filed by the Company on November 22, 2004 pursuant to Rule 462(b) of the Securities Act of 1933, as amended being collectively referred to as the “Registration Statement”), (c) the prospectus dated November 12, 2004 constituting part of the Registration Statement (the “Prospectus”), and (d) the prospectus supplement to the Prospectus, dated November 22, 2004 each filed with the Commission.  A copy of the Opinion, and the consent included therein, are attached hereto and incorporated herein by reference as Exhibit 5.1 and Exhibit 23.1.

Item 9.01               Financial Statements and Exhibits.

(c)           Exhibits.

1.1           Underwriting Agreement, dated November 22, 2004, by and among Cubist Pharmaceuticals, Inc. and Morgan Stanley & Co. Incorporated, Pacific Growth Equities, LLC, WR Hambrecht + Co, LLC, Harris Nesbitt Corp., and Wells Fargo Securities, LLC.

5.1           Opinion of Bingham McCutchen LLP.

23.1         Consent of Bingham McCutchen LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUBIST PHARMACEUTICALS, INC.

	By:	/s/ Christopher D. T. Guiffre
Christopher D. T. Guiffre,
Senior Vice President, General Counsel and
Secretary

Dated: November 24, 2004

EXHIBIT INDEX

Exhibit	Description

1.1

Underwriting Agreement, dated November 22, 2004, by and among Cubist Pharmaceuticals, Inc. and Morgan Stanley & Co. Incorporated, Pacific Growth Equities, LLC, WR Hambrecht + Co, LLC, Harris Nesbitt Corp., and Wells Fargo Securities, LLC.

5.1	Opinion of Bingham McCutchen LLP.